EXHIBIT 99.1





June 4, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read paragraphs 1, 3, 4 and 5 of Item 4 included in the Form 8-K dated May 31, 2002 of Motient Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

Arthur Andersen LLP

cc: Mr. W. Bartlett Snell, Senior Vice President and Chief Financial Officer,
    Motient Corporation